Basic and diluted loss per share (Tables)	12 Months Ended
Dec. 31, 2022
Basic and diluted loss per share [Abstract]
Basic and diluted loss per share

	2022	2021	2020
Loss for the year (£000’s)	(41,224)	(131,523)	(74,093)
Basic and diluted weighted average number of shares	45,714,923	42,488,579	26,523,411
Basic and diluted loss per share (£) (1)	(0.90)	(3.10)	(2.79)

(1)
The basic and diluted loss per share for the years ended December 31, 2021 and 2020 are adjusted for the (i) the exchange of shares of Immunocore Limited for shares of Immunocore Holdings Limited on a 1 for 100 basis, and (ii) the reorganization of the share capital of Immunocore Holdings plc, resulting in a consolidation with the effect of a 20 to 1 reverse stock split on the Company’s ordinary shares and non-voting ordinary shares, all of which took place in connection with the Company’s initial public offering which closed on February 9, 2021.